EXHIBIT 99.1

PETMED EXPRESS D/B/A 1-800-PETMEDS ANNOUNCES THIRD QUARTER
FINANCIAL RESULTS - NET SALES INCREASE 21%

Pompano Beach, Florida, January 22, 2007 - PetMed Express, Inc. (NASDAQ: PETS) today announced its financial results for the quarter ended December 31, 2006. Net sales for the quarter ended December 31, 2006 were $31.4 million, compared to $25.9 million for the quarter ended December 31, 2005, an increase of 21%. Net income was $2.8 million, or $0.11 diluted per share, for the quarter ended December 31, 2006, compared to net income of $2.7 million, or $0.11 diluted per share, for the quarter ended
December 31, 2005, an increase to net income of 3%. Net sales for the nine months ended December 31, 2006 were $125.8 million, compared to $108.2 million for the nine months ended December 31, 2005, an increase of 16%. Net income was $10.8 million, or $0.44 diluted per share, for the nine months ended December 31, 2006, compared to net income of $8.9 million, or $0.37 diluted per share, for the nine months ended December 31, 2005, an increase to net income of 21%. Approximately 63% of all sales were placed on the Company's website for the third quarter, compared to 57% for the same quarter in the prior year.

Menderes Akdag, CEO and President, commented: "We are pleased to report that our retail new order sales increased by 27%, from $7.3 million to $9.2 million for the quarters ended December 31, 2005 and 2006, respectively. We acquired approximately 130,000 new customers for the quarter ended December 31, 2006, compared to 105,000 for the same quarter in the prior year. Retail reorder sales increased by 22%, from $18.1 million to $22.1 million for the quarters ended December 31, 2005 and 2006, respectively, and for the nine months ended December 31, 2006 our retail reorder sales increased by 26% to $84.1 million from $66.7 million for the nine months ended December 31, 2005. We are also pleased to report that net cash provided by operating activities increased by $1.6 million, from $13.5 million for the nine months ended December 31, 2005 to $15.1 million for the nine months ended December 31, 2006.

Our focus in 2007 will be on capturing additional market share and on improving our customer service levels. As previously announced, our new 2007 advertising campaign features America's Sweetheart Betty White and we are excited about teaming up with her to help educate pet owners on keeping their pets healthy through 1-800-PetMeds where they can purchase their pets' medications conveniently and at a savings. We invite everyone to preview our new commercial at our website, http://www.1800PetMeds.com/videos.asp."
       -------------------------------

This morning at 8:30 A.M. Eastern Time, Mr. Akdag will host a conference call to review the quarter's financial results. To access the call which is open to the public, dial (888) 455-1758 (toll free) or (312) 470-7365. Callers will be required to supply PETMEDS as the passcode. For those unable to participate in the live event, the call will be available for replay from 10:00 A.M. on January 22, 2007 until 11:59 P.M. on February 5, 2007. To access the replay, call (866) 454-2124 (toll free) or
(203) 369-1243, and enter passcode 5500.

Founded in 1996, PetMed Express is America's Largest Pet Pharmacy, delivering prescription and non-prescription pet medications and other health products for dogs, cats and horses at competitive prices direct to the consumer through its 1-800-PetMeds toll free number and on the Internet through its website at www.1800petmeds.com.

This press release may contain "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, that involve a number of risks and uncertainties, including the Company's ability to meet the objectives included in its business plan. Important factors that could cause results to differ materially from those indicated by such "forward-looking" statements are set forth in Management's Discussion and Analysis of Financial Condition and Results of Operations in the PetMed Express Annual Report on Form 10-K for the year ended March 31, 2006. The Company's future results may also be impacted by other risk factors listed from time to time in its SEC filings, including, but not limited to, the Company's Form 10-Q and its Annual Report on Form 10-K.

For  investment relations contact PetMed Express, Inc., Bruce  S.
Rosenbloom, CFO, 954-979-5995.

                               ###
                         99.1 page 1 - 4

                      PETMED EXPRESS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                     December 31,    March 31,
                                                                         2006          2006
                                                                     (UNAUDITED)
                                                                     ------------   ------------
                                     ASSETS
                                     ------
Current assets:
   Cash and cash equivalents                                         $ 38,169,594   $ 23,216,907
   Accounts receivable, less allowance for doubtful
      accounts of $19,000 and $23,000, respectively                       921,151      1,155,781
   Inventories - finished goods                                        10,031,304     14,997,675
   Prepaid expenses and other current assets                            1,979,083        583,038
                                                                     ------------   ------------
          Total current assets                                         51,101,132     39,953,401

   Property and equipment, net                                          1,924,848      1,497,589
   Deferred income taxes                                                1,018,739        794,002
   Intangible asset                                                       365,000        365,000
   Other assets                                                                 -         14,167
                                                                     ------------   ------------

Total assets                                                         $ 54,409,719   $ 42,624,159
                                                                     ============   ============
                    LIABILITIES AND SHAREHOLDERS' EQUITY
                    ------------------------------------

Current liabilities:
   Accounts payable                                                  $  3,652,398   $  3,052,953
   Income taxes payable                                                     -            958,318
   Accrued expenses and other current liabilities                         854,802        973,359
                                                                     ------------   ------------

Total liabilities                                                       4,507,200      4,984,630
                                                                     ------------   ------------

Commitments and contingencies

Shareholders' equity:
   Preferred stock, $.001 par value, 5,000,000 shares authorized;
      2,500 convertible shares issued and outstanding with a
      liquidation preference of $4 per share                                8,898          8,898
   Common stock, $.001 par value, 40,000,000 shares authorized;
      24,216,217 and 23,967,390 shares issued and outstanding,
      respectively                                                         24,216         23,967
   Additional paid-in capital                                          14,876,332     13,433,054
   Retained earnings                                                   34,993,073     24,173,610
                                                                     ------------   ------------

          Total shareholders' equity                                   49,902,519     37,639,529
                                                                     ------------   ------------

Total liabilities and shareholders' equity                           $ 54,409,719   $ 42,624,159
                                                                     ============   ============

                         99.1 page 2 - 4

                PETMED EXPRESS, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            (UNAUDITED)

                                                       Three Months Ended            Nine Months Ended
                                                          December 31,                 December 31,
                                                         2006       2005            2006         2005
                                                 -------------  -------------  -------------  -------------
 Sales                                           $  31,352,277  $  25,890,095  $ 125,838,384  $ 108,174,527
 Cost of sales                                      18,563,400     15,613,715     76,002,541     66,188,709
                                                 -------------  -------------  -------------  -------------

 Gross profit                                       12,788,877     10,276,380     49,835,843     41,985,818
                                                 -------------  -------------  -------------  -------------
 Operating expenses:
      General and administrative                     4,022,852      3,060,580     12,792,177     10,722,151
      Advertising                                    4,771,341      3,189,099     20,770,700     17,716,234
      Depreciation and amortization                    129,355        135,638        395,507        394,928
                                                 -------------  -------------  -------------  -------------
 Total operating expenses                            8,923,548      6,385,317     33,958,384     28,833,313
                                                 -------------  -------------  -------------  -------------

 Income from operations                              3,865,329      3,891,063     15,877,459     13,152,505
                                                 -------------  -------------  -------------  -------------
 Other income (expense):
      Interest income                                  329,141        215,590        917,125        467,742
      Other, net                                        94,964         49,147        332,129        171,255
      Loss on disposal of property and equipment             -              -         (1,250)             -
                                                 -------------  -------------  -------------  -------------
 Total other income (expense)                          424,105        264,737      1,248,004        638,997
                                                 -------------  -------------  -------------  -------------

 Income before provision for income taxes            4,289,434      4,155,800     17,125,463     13,791,502

 Provision for income taxes                          1,535,200     1,483,708       6,306,000      4,866,998
                                                 -------------  -------------  -------------  -------------

 Net income                                      $   2,754,234  $  2,672,092   $  10,819,463  $   8,924,504
                                                 =============  ============   =============  =============

 Net income per common share:
        Basic                                    $        0.11  $       0.11   $        0.45  $        0.38
                                                 =============  ============   =============  =============
       Diluted                                   $        0.11  $       0.11   $        0.44  $        0.37
                                                 =============  ============   =============  =============

 Weighted average number of common shares outstanding:
       Basic                                        24,213,937    23,680,221      24,132,289     23,572,211
                                                 =============  ============   =============  =============
       Diluted                                      24,382,861    24,255,705      24,316,117     24,105,124
                                                 =============  ============   =============  =============

                         99.1 page 3 - 4

                  PETMED EXPRESS, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (UNAUDITED)

                                                                          Nine Months Ended
                                                                              December 31,
                                                                          2006           2005
                                                                     ------------   ------------

 Cash flows from operating activities:
    Net income                                                       $ 10,819,463   $  8,924,504
    Adjustments to reconcile net income to net cash
     provided by operating activities:
        Depreciation and amortization                                     395,507        394,928
        Stock based compensation relating to stock issuances              777,426              -
        Tax benefit related to stock options exercised                          -        212,856
        Deferred income taxes                                            (224,737)       (47,987)
        Loss on disposal of property and equipment                          1,250              -
        Bad debt expense (recovery)                                        16,038        (16,144)
        (Increase) decrease in operating assets
            and increase (decrease) in liabilities:
             Accounts receivable                                          218,592      1,154,174
             Inventories - finished goods                               4,966,371       (392,566)
             Prepaid expenses and other current assets                 (1,396,045)      (161,151)
             Other assets                                                  14,167              -
             Accounts payable                                             599,445       (865,887)
             Income taxes payable                                        (958,318)     3,974,996
             Accrued expenses and other current liabilities              (118,557)       370,865
                                                                     ------------   ------------
 Net cash provided by operating activities                             15,110,602     13,548,588
                                                                     ------------   ------------

 Cash flows from investing activities:
    Purchases of property and equipment                                  (824,416)      (250,302)
    Net proceeds from the sale of property and equipment                      400              -
                                                                     ------------   ------------
 Net cash used in investing activities                                   (824,016)      (250,302)
                                                                     ------------   ------------

 Cash flows from financing activities:
    Proceeds from the exercise of stock options                           435,064        661,263
    Tax benefit related to stock options exercised                        231,037              -
                                                                     ------------   ------------
 Net cash provided by financing activities                                666,101        661,263
                                                                     ------------   ------------

 Net increase in cash and cash equivalents                             14,952,687     13,959,549
 Cash and cash equivalents, at beginning of period                     23,216,907     12,680,962
                                                                     ------------   ------------

 Cash and cash equivalents, at end of period                         $ 38,169,594   $ 26,640,511
                                                                     ============   ============
 Supplemental disclosure of cash flow information:

    Cash paid for income taxes                                       $  8,104,063   $    727,132
                                                                     ============   ============


                         99.1 page 4 - 4